Exhibit 10.9

FORM OF ACCESSION AGREEMENT

Reference is hereby made to that certain Intercreditor Agreement, dated as of December 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among (i) Exeter Finance LLC, as servicer, (ii) Citibank, N.A., as intercreditor agent, and (iii) each Other Party that becomes a party thereto pursuant to the terms thereof.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

This is an Accession Agreement and is being entered into pursuant to the Agreement.  Each undersigned Other Party hereby: (i) acknowledges and confirms that it has received a copy of the Agreement, (ii) agrees to be bound by the terms and conditions of the Agreement as if it were an original signatory thereto, (iii) acknowledges that it only has and will only have at any time rights to Remittances in respect of the Receivables that are owned by or pledged at such time to such Other Party pursuant to a Transaction Document under the related Transaction described in (A) below:

A.   Name of Transaction (name of issuing entity):  Exeter [Select] Automobile Receivables Trust 20[_]-[_].

B.   Identification of Indenture:  Indenture, dated as of [___], 20[_], among Exeter [Select] Automobile Receivables Trust 20[_]-[_], Exeter [Select] Holding[s] Trust 20[_]-[_] and [______], as indenture trustee.

C.   [______], as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1.	Address of Other Party:

[___]
[___]
[___]
Attention: [___]

2.	Designation(s) under the Agreement:

Indenture Trustee and Secured Party

D.   Exeter [Select] Automobile Receivables Trust 20[_]-[_], as an Other Party, hereby advises that, for purposes of the Agreement, the following shall apply with respect to such Other Party:

1.	Address of Other Party:

Exeter [Select] Automobile Receivables Trust 20[_]-[_]
c/o [___]

[___]
[___]
[___]
Attention: [___]

With copies to:

Exeter [Select] Automobile Receivables Trust 20[_]-[_]
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Financial Officer

and

Exeter [Select] Automobile Receivables Trust 20[_]-[_]
c/o Exeter Finance LLC
2101 W. John Carpenter Freeway
Irving, Texas 75063
Attention: Chief Legal Officer

2.	Designation(s) under the Agreement: SPE

3.	Name of related Owner Trustee: [___]

[Signature pages follow.]

IN WITNESS WHEREOF, the Other Party identified below has executed this Accession Agreement as of the [_] day of [____], 20[_].

[INDENTURE TRUSTEE], not in its individual
capacity but solely as Indenture Trustee

By:
Name:
Title:

EXETER [SELECT] AUTOMOBILE
RECEIVABLES TRUST 20[_]-[_]

By:	[OWNER TRUSTEE], not in its individual
capacity but solely as Owner Trustee

By:
Name:
Title: